UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2021

GoodRx Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard

Santa Monica, CA 90404

(Address of Principal Executive Offices) (Zip Code)

(855) 268-2822

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 10, 2021, GoodRx Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders. Holders of the Company’s Class A common stock were entitled to one vote per share held as of the close of business on April 16, 2021 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to ten votes per share held as of the Record Date. A total of 50,176,842 shares of the Company’s Class A common stock and 319,339,392 shares of the Company’s Class B common stock were present in person or represented by proxy at the meeting, representing approximately 98.7% percent of the combined voting power of the Company’s Class A and Class B common stock as of the Record Date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2021.

Item 1 — Election of three Class I directors for a term of office expiring on the date of the annual meeting of stockholders in 2024 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Douglas Hirsch	3,210,479,849	10,527,893	22,563,022
Jacqueline Kosecoff	3,206,240,166	14,767,576	22,563,022
Agnes Rey-Giraud	3,211,753,474	9,254,268	22,563,022

Item 2 — Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
3,243,088,795	264,511	217,458	0

Based on the foregoing votes, Douglas Hirsch, Jacqueline Kosecoff and Agnes Rey-Giraud were elected and Item 2 was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

By:	/s/ Douglas Hirsch
Name:	Douglas Hirsch
Title:	Co-Chief Executive Officer

Date: June 15, 2021